                                  VAN KAMPEN
                                  REAL ESTATE
                                SECURITIES FUND



                               Semi-Annual Report
                                 June 30, 1998




                                   [ARTWORK]




                                  VAN KAMPEN
                                   F U N D S

             Table of Contents

Letter to Shareholders.................    1
Performance Results....................    3
Glossary of Terms......................    4
Portfolio Management Review............    5
Portfolio Highlights...................    7
Portfolio of Investments...............    8
Statement of Assets and Liabilities....   11
Statement of Operations................   12
Statement of Changes in Net Assets.....   13
Financial Highlights...................   14
Notes to Financial Statements..........   17




REAL SAR 8/98

                            Letter to Shareholders

[Photo of Dennis J. McDonnell and Don G. Powell]


July 16, 1998

Dear Shareholder,
     As you may know, Van Kampen American Capital is consolidating all of the retail mutual funds that we distribute under the single name of Van Kampen Funds. This move accompanies the change in our legal name to Van Kampen Funds Inc.

     You can be assured that the change in your fund's name will not affect its management or daily operations. You will begin seeing the application of this change with this report. In addition, as of August 31, your fund will be listed in the daily newspapers by share class under the heading "Van Kampen Funds." For your convenience, we have enclosed a separate brochure that covers additional details related to these changes.

     Also, on April 23, 1998, the Board of Trustees approved a subadvisory agreement with Morgan Stanley Asset Management Inc. (the "Subadvisor") to provide advisory services to the Fund and Van Kampen Asset Management Inc. (the "Adviser") with respect to the Fund's investments. The Adviser will pay 50 percent of its advisory fee to the Subadviser. This subadvisory agreement will become effective October 1, 1998.

Economic Review


     The U.S. economy continued to expand at a robust pace despite a deepening recession in a number of Asian nations. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on the economy. Also, the Conference Board's index of leading indicators points toward a slowdown in economic growth later this year.

     Despite the generally solid pace of economic activity, inflation remained benign. Consumer prices rose by 1.7 percent during the 12 months through June, while producer prices actually declined during the same period. Falling commodity prices and the impact of the strong dollar helped to offset the inflationary implications of a tight labor market and strong consumer spending.

     While the Federal Reserve kept short-term interest rates steady at 5.5 percent during the reporting period, minutes from the central bank's May policy meeting indicated growing sentiment for tightening monetary policy if the drag from Asia does not slow the American economy on its own.

Market Review

     U.S. stocks continued to post gains during the period, but the sharp variation in returns across industry groups reflected the growing impact of the Asian financial crisis on corporate profits. The Wilshire 5000 Index, consisting of all publicly traded U.S. companies, gained

14.68 percent during the first six months of 1998. Once again, most of the strength was concentrated in large-capitalization companies, as the S&P 500 Index of large stocks returned 17.67 percent during the period compared to 4.93 percent for the Russell 2000 Index of small-cap issues. Even large stocks, however, fell back significantly beginning in April as the Asian crisis intensified.

     Companies with heavy exposure to domestic consumers benefited from a strong American economy, especially during the latter stages of the reporting period. Consumer cyclical stocks returned 28.94 percent during the first six months of 1998, compared to 6.35 percent for basic materials and 3.01 percent for energy issues. Eight of the ten top-performing industry groups during the second quarter were from consumer-related sectors. Meanwhile, the steep decline in energy and agricultural prices-a consequence of reduced demand from Asia-undermined the performance of commodity-related stocks. During the three months through June, five of the ten worst-performing industry sectors were from either energy, metals, or commodity-based industries.

Outlook
     We believe economic growth in the United States is likely to slow in coming months as the impact of the Asian crisis becomes more apparent. As growth decelerates, corporate profits will come under pressure, especially among larger companies. Given the difficult year-over-year earnings comparisons that will begin to appear in coming quarters, we caution investors not to expect a continuation of the large gains that have become almost routine for U.S. stocks in recent years. The high valuations and decelerating profit growth could limit returns in the equity market over the near term.

     Still, the overall environment for equities remains positive. Inflation is low, the economy continues to grow, the bond market is healthy, and monetary policy is stable. These characteristics usually support relatively high valuations in the stock market. We remain confident that the domestic equity asset class will continue to provide solid growth for investors with a long-term time horizon.

     Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,


/s/ Don G. Powell                       /s/ Dennis J. McDonnell

Don G. Powell                           Dennis J. McDonnell
Chairman                                President
Van Kampen Asset Management Inc.        Van Kampen Asset Management Inc.

            Performance Results for the Period Ended June 30, 1998

                    Van Kampen Real Estate Securities Fund

                                               A Shares    B Shares    C Shares
Total Returns
Six-month total return based on NAV/1/........   (4.93%)     (5.29%)     (5.29%)
Six-month total return/2/.....................   (9.46%)     (8.97%)     (6.22%)
One-year total return/2/......................    2.87%       3.46%       6.27%
Life-of-Fund average annual total return/2*/..   14.54%      14.65%      15.10%
Commencement Date............................. 06/09/94    06/09/94    06/09/94

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

/*/ Total return is calculated from June 30, 1994 (the date the Fund's investment strategy was implemented) through the end of the period.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when redeemed, may be worth more or less than their original cost.

Investing in REITs involves unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for tax-exempt status under the Internal Revenue Code of 1986, as amended. REITs, especially mortgage REITs, are also subject to some interest rate risk (e.g., as interest rates rise, the value of REITs may decline).

Market forecasts provided in this report may not necessarily come to pass.

                               Glossary of Terms



Dow Jones Industrial Average:
  The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

Federal Reserve Board (the Fed):
  The governing body of the Federal Reserve System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the U.S.

Growth investing:
  An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices than value stocks, due to their higher expected earnings growth.

Net asset value (NAV):
  The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

P/E ratio:
  The price-to-earnings ratio shows the "multiple" of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

Real estate investment trusts (REITs):
  Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Standard & Poor's 500-Stock Index:
  A broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks. The index, which tracks industrial, transportation, financial, and utility stocks, provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the stock market more accurately.

Valuation:
  The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

Value investing:
  A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below the value that value investors believe they are actually worth.

                          Portfolio Management Review

                    Van Kampen Real Estate Securities Fund



We recently spoke with the management team of the Van Kampen Real Estate Securities Fund about the key events and economic forces that shaped the markets during the past six months. The team is led by portfolio managers Russell C. Platt and Theodore R. Bigman. The following excerpts reflect their views on the Fund's performance during the reporting period ended June 30, 1998.

Q What were the market conditions in which the Fund operated during the reporting period?
A The past six months presented a difficult environment for REIT investors. In the first quarter, continued strength in the U.S. equity market led non-
dedicated real estate investors, or general growth and income investors, to move funds to the broad market from the REIT sector. The second quarter provided very little to cheer REIT investors as the continuation of price weakness led to a greater focus on real estate fundamentals in the near term. The NAREIT (National Association of Real Estate Investment Trusts) Equity Index declined -5.95 percent for the quarter and was down -7.60 percent for the six month period ended June 30, 1998.
  As the U.S. real estate market cycle continued to move into equilibrium, the level of new construction began to raise concerns that supply would soon surpass demand. Although this did not occur during the period, we expect the price to earnings ratios to contract in anticipation of deteriorating fundamentals. The multifamily and industrial markets already achieved equilibrium with limited pockets of current supply problems.
  Despite a rapidly accelerating pace of new office development, the potential for occupancy pressure does not appear on the horizon until 1999. New development is only in the early stages in a number of central business locations. In the hotel sector, although recent concerns focused on the limited service segment of the market, the cautionary yellow flag is now being waved for each of the categories. Potential oversupply in the hotel sector creates greater concern than other sectors because the typical lease in a hotel is only one night and, as a result, the economic picture can deteriorate rapidly. In light of the strong economy, retail sales were buoyant, resulting in strong results for retailers and greater demand to open new stores. We expect new development to meet this demand.

Q  How did you position the portfolio during this time?
A We continued to shape the portfolio with companies that we feel offered attractive fundamental valuations relative to their underlying real estate value. As a result, we added a number of large-capitalization companies that faced the largest price compression. From a top-down perspective, we significantly added to the office companies sector as a result of price decreases. We had attempted to overweight the office sector previously due to favorable fundamentals, but the lofty prices caused us to temper that decision. These high prices were the result of external growth expectations, which are in the process of being reevaluated. Despite the price pressure in the hotel sector, we modestly decreased our exposure due to the concerns discussed above. In order to pay for the addition to the portfolio's office holdings, we decreased our exposure to both the multi-family and health-care sectors. These sectors did not suffer the same declines in share price. For additional Fund portfolio highlights, please refer to page seven.

Q  What was the Fund's performance at the end of the six-month period?
A The Fund achieved a total return of -4.93 percent/1/ (Class A shares at net asset value) for the six-month period ended June 30, 1998. This performance compares favorably to the total return of the NAREIT Equity REIT Index of -7.60 percent over the same period. The NAREIT Index is an unmanaged index that reflects the performance of a broad range of equity REITs of all property types. By comparison, the Standard & Poor's 500-Stock Index registered a total return of 17.67 percent in the six months ended June 30, 1998. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market. These indices are unmanaged statistical composites that do not reflect any commissions, fees, or sales charges that would be incurred by an investor purchasing the securities they represent. Please refer to the chart on page three for additional Fund performance results.

Q  What is your outlook for the real estate market and for the Fund?
A After three years of strong performance, the sector is faced with the competing rally cries of REIT bulls and bears. Bullish analysts point to the large disparity between the relative average multiple of the S&P versus REITs. These analysts also applaud REITs for their defensive characteristics and for providing portfolio diversification. Bears indicate the cyclical nature of the real estate asset class and argue that multiples have begun to contract in anticipation of a slowdown in the rate of return in U.S. commercial real estate and an eventual downturn in capital values. Other criticisms from the bears include the notion that REITs' reliance on raising equity capital for growth provides a ceiling on share prices, and that the supply-and-demand imbalance for REIT shares may continue. This opinion reflects the idea that current non-dedicated investors will continue to exit the sector; in addition, it is not clear how much demand will be provided by value-oriented investors or those investors searching for defensive vehicles.
    It is not surprising that the equity offering calendar was very light in the second quarter, and the few deals that were completed were priced at far lower levels than were desired by issuers. We expect that, given current valuations, a number of planned initial public offerings, or IPOs, will be postponed until the market can recover. In addition, a number of companies that have completed acquisitions and had expected to complete equity follow-on offerings need to study their alternatives carefully. Clearly, if current pricing levels are to persist, the rapid pace of equity securitization will slow as companies will be reluctant (or unable) to raise equity capital to finance their growth. This should apply to both acquisitions financed by cash as well as the trend of trading property for shares with institutional investors and private companies. Finally, we expect that the merger environment may heat up as some companies are trading at and below valuation levels that approximate their private real estate value.


/s/ Russell C. Platt                    /s/ Theodore R. Bigman
Russell C. Platt                        Theodore R. Bigman
Portfolio Manager                       Portfolio Manager

                                              Please see footnotes on page three

                             Portfolio Highlights

                    Van Kampen Real Estate Securities Fund



Portfolio Holdings as a Percentage of Long-Term Investments

                                                                                        Percentage of
                                                       Top Ten Holdings               These Investments
                                                     as of June 30, 1998               Six Months Ago
Arden Realty Group, Inc..................................    5.3%   .....................   4.7%
CarrAmerica Realty Corp..................................    5.2%   .....................   3.3%
Starwood Hotels and Resorts..............................    4.8%   .....................    N/A
Chateau Properties, Inc..................................    4.7%   .....................   4.8%
Brookfield Properties Corp...............................    4.5%   .....................   2.6%
Taubman Centers, Inc.....................................    4.3%   .....................   5.5%
Federal Realty Investment Trust..........................    4.3%   .....................   3.4%
Avalon Bay Community, Inc................................    4.2%   .....................   2.6%
Brandywine Realty Trust..................................    4.1%   .....................   3.6%
Essex Property Trust, Inc................................    3.6%   .....................   4.0%

N/A = Not Applicable

Top Five Portfolio Sectors as a Percentage of Long-Term Investments

          As of June 30, 1998
          Office/Industrial...............................   40.2%
          Apartments......................................   15.9%
          Shopping Centers................................   12.2%
          Hotel & Lodging.................................    8.1%
          Shopping Malls..................................    7.3%

          As of December 31, 1997
          Office/Industrial...............................   28.9%
          Apartments......................................   19.5%
          Hotel & Lodging..................................  11.3%
          Shopping Malls..................................   10.7%
          Shopping Centers................................    7.4%

                           Portfolio of Investments
                           June 30, 1998 (Unaudited)



===============================================================================================
Description                                                               Shares   Market Value
-----------------------------------------------------------------------------------------------
Common and Preferred Stocks  93.8%
Apartments  15.1%

Avalon Bay Community Inc...............................................   154,100   $ 5,855,800

Equity Residential Properties Trust....................................    38,700     1,835,830

Essex Property Trust, Inc..............................................   162,400     5,034,400

Irvine Apartment Communities, Inc......................................    81,500     2,358,406

Pennsylvania Real Estate Investment....................................   104,600     2,320,813

Security Capital Atlantic, Inc.........................................   190,058     4,240,669

Security Capital Pacific Trust.........................................    14,300       321,750

Smith (Charles E.) Residential Realty..................................     7,100       227,200
                                                                                   ------------
                                                                                     22,194,868
                                                                                   ------------
Casino Operators  0.5%

Station Casinos Inc....................................................    53,400       784,313
                                                                                   ------------
Development  4.2%

Atlantic Gulf Communities Corp.  (a)...................................   188,680       389,152

Atlantic Gulf Communities Corp. - Convertible
Preferred Ser B (a)....................................................    24,741       167,002

Atlantic Gulf Communities Corp. - Convertible
Preferred Ser B, 144A - Private Placement (a) (b)......................    35,402       238,964

Atlantic Gulf Communities Corp. Warrants, 16,494 shares of each
Classes A, B and C, expiring 06/23/04 (a)..............................    49,482        24,741

Atlantic Gulf Communities Corp. Warrants, 33,397 shares of each

Classes A, B and C, expiring 06/24/01 144A - Private Placement (a) (b).   100,191        50,097

Brookfield Properties Corp.............................................   388,700     5,367,947
                                                                                   ------------
                                                                                      6,237,903
                                                                                   ------------
Hotel & Lodging  7.6%

Capstar Hotel Co. (a)..................................................    76,300     2,136,400

Host Marriott Corp. (a)................................................   136,800     2,436,750

Starwood Hotels and Resorts............................................   137,830     6,658,911
                                                                                   ------------
                                                                                     11,232,061
                                                                                   ------------
Manufactured Home Communities  5.8%

Chateau Properties, Inc................................................   228,994     6,583,578

Manufactured Home Communities, Inc.....................................    10,400       250,900

Sun Communties, Inc....................................................    52,500     1,739,062
                                                                                   ------------
                                                                                      8,573,540
                                                                                   ------------

                                       8       See Notes to Financial Statements

                           June 30, 1998 (Unaudited)

==============================================================================================
Description                                                            Shares     Market Value
----------------------------------------------------------------------------------------------
Motor Vehicle Facilities  0.3%
Capital Automotive..................................................    28,000     $   397,250
                                                                                   -----------
Office/Industrial  37.9%
Arden Realty Group, Inc.............................................   284,900       7,371,788
Beacon Capital Partners Inc., 144A - Private Placement (b)..........   140,800       2,816,000
Bedford Property Investors, Inc.....................................    36,000         657,000
Brandywine Realty Trust.............................................   252,700       5,654,162
CarrAmerica Realty Corp.............................................   252,700       7,170,362
Crescent Real Estate Equities Trust.................................     5,600         188,300
Equity Office Properties Trust......................................   175,986       4,993,603
Great Lakes REIT, Inc...............................................   187,200       3,264,300
Kilroy Realty Corp..................................................    69,000       1,725,000
Mack California Realty Corp.........................................    65,000       2,234,375
Meridan Industrial Trust, Inc.......................................    32,800         754,400
Pacific Gulf Properties, Inc........................................   182,000       3,935,750
Prime Group Realty Trust............................................   182,100       3,118,463
Reckson Associates Realty Corp......................................    72,500       1,712,813
Reckson Service Inds Inc. (a).......................................    11,600          38,425
SL Green Realty Corp................................................   115,900       2,607,750
Spieker Properties, Inc.............................................    70,400       2,728,000
Trizec Hahn Corp....................................................    98,100       2,103,018
Wellsford Real Properties, Inc., 144A - Private Placement (a) (b)...   199,020       2,811,157
                                                                                   -----------
                                                                                    55,884,666
                                                                                   -----------
Self-Storage  4.0%
PS Business Parks Inc. California...................................   132,674       3,117,839
Public Storage, Inc.................................................    44,700       1,251,600
Shurgard Storage Centers, Inc., Class A.............................    57,300       1,590,075
                                                                                   -----------
                                                                                     5,959,514
                                                                                   -----------
Shopping Centers  11.5%
Burnham Pacific Properties, Inc.....................................   323,600       4,591,075
Federal Realty Investment Trust.....................................   246,400       5,929,000
First Washington Realty Trust, Inc. - Preferred Ser A
(Convertible into 28,589 common shares).............................    22,300         642,519
Pan Pacific Retail Properties, Inc..................................    90,000       1,743,750

                                       9
                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)

================================================================================================
Description                                                               Shares    Market Value
------------------------------------------------------------------------------------------------
Shopping Centers (Continued)
Ramco-Gershenson Properties Trust ...................................        800    $     15,200
Regency Realty Corp. ................................................     87,400       2,195,925
Vornado Realty Trust ................................................     46,200       1,833,563
                                                                                    ------------
                                                                                      16,951,032
                                                                                    ------------
Shopping Malls 6.9%
CBL & Associates Properties, Inc. ...................................     68,700       1,665,975
Taubman Centers, Inc. ...............................................    422,900       6,026,325
Urban Shopping Centers, Inc. ........................................     76,300       2,403,450
                                                                                    ------------
                                                                                      10,095,750
                                                                                    ------------
Total Common and Preferred Stocks 93.8% ........................................     138,310,897
                                                                                    ------------
Convertible Corporate Obligations 0.6%
Brookfield Properties Corp. - Installment Receipts Representing
Subordinated Debenture ($868,400 par, 6.00% coupon, 02/14/07 maturity)
Convertible to 57,893 common shares ............................................         858,413
                                                                                    ------------
Total Long-Term Investments 94.4%
  (Cost $137,229,235) ..........................................................     139,169,310

Repurchase Agreement 1.9%
BA Securities ($2,730,000 par, collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/98, to be sold on 07/01/98 at $2,730,459)
  (Cost $2,730,000) ............................................................       2,730,000
                                                                                    ------------
Total Investments 96.3%
  (Cost $139,959,235) ..........................................................     141,899,310

Other Assets in Excess of Liabilities 3.7% .....................................       5,483,405
                                                                                    ------------
Net Assets 100.0% ..............................................................    $147,382,715
                                                                                    ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.



                                      10       See Notes to Financial Statements

                      Statement of Assets and Liabilities

                           June 30, 1998 (Unaudited)

================================================================================================
Assets:
Total Investments (Cost $139,959,235)............................................   $141,899,310
Cash.............................................................................          4,646
Receivables:
     Investments Sold............................................................      4,438,161
     Dividends...................................................................      1,225,088
     Fund Shares Sold............................................................      1,115,593
     Interest....................................................................         17,463
Unamortized Organizational Costs.................................................          2,861
Other............................................................................         13,612
                                                                                    ------------
     Total Assets................................................................    148,716,734
                                                                                    ------------
Liabilities:
Payables:
     Investments Purchased.......................................................        806,035
     Fund Shares Repurchased.....................................................        259,972
     Investment Advisory Fee.....................................................        120,033
     Distributor and Affiliates..................................................        106,102
     Income Distributions........................................................          8,933
Trustees' Deferred Compensation and Retirement Plans.............................         28,819
Accrued Expenses.................................................................          4,125
                                                                                    ------------
     Total Liabilities...........................................................      1,334,019
                                                                                    ------------
Net Assets.......................................................................   $147,382,715
                                                                                    ============
Net Assets Consist of:
Capital..........................................................................   $142,327,931
Accumulated Net Realized Gain....................................................      2,370,319
Net Unrealized Appreciation......................................................      1,940,075
Accumulated Undistributed Net Investment Income..................................        744,390
                                                                                    ------------
Net Assets.......................................................................   $147,382,715
                                                                                    ============
Maximum Offering Price Per Share:
     Class A Shares:
          Net asset value and redemption price per share (Based on net assets of
          $51,860,346 and 4,079,655 shares of beneficial interest issued and
          outstanding)...........................................................   $      12.71
          Maximum sales charge (4.75%* of offering price)........................            .63
                                                                                    ------------
          Maximum offering price to public.......................................   $      13.34
                                                                                    ============
     Class B Shares:
          Net asset value and offering price per share (Based on net assets of
          $76,871,703 and 6,051,600 shares of beneficial interest issued and
          outstanding)...........................................................   $      12.70
                                                                                    ============
     Class C Shares:
          Net asset value and offering price per share (Based on net assets of
          $18,650,666 and 1,469,322 shares of beneficial interest issued and
          outstanding)...........................................................   $      12.69
                                                                                    ============

*On sales of $100,000 or more, the sales charge will be reduced.

                                      11       See Notes to Financial Statements

                            Statement of Operations

              For the Six Months Ended June 30, 1998 (Unaudited)

==================================================================================================

Investment Income:
Dividends..........................................................................  $  3,855,914
Interest...........................................................................       191,931
                                                                                     -------------
     Total Income..................................................................     4,047,845
                                                                                     -------------
Expenses:
Investment Advisory Fee............................................................       725,689
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $64,710,
     $378,152 and $88,122, respectively)...........................................       530,984
Shareholder Services...............................................................       125,837
Registration and Filing Fees.......................................................        33,517
Trustees' Fees and Expenses........................................................         7,509
Legal..............................................................................         2,353
Amortization of Organizational Costs...............................................         1,542
Other..............................................................................        74,528
                                                                                     -------------
     Total Expenses................................................................     1,501,959
                                                                                     -------------
Net Investment Income..............................................................  $  2,545,886
                                                                                     =============
Realized and Unrealized Gain/Loss:
Net Realized Gain..................................................................  $  2,529,165
                                                                                     -------------
Unrealized Appreciation/Depreciation
     Beginning of the Period.......................................................    14,796,761
     End of the Period.............................................................     1,940,075
                                                                                     -------------
Net Unrealized Depreciation During the Period......................................   (12,856,686)
                                                                                     -------------
Net Realized and Unrealized Loss...................................................  $(10,327,521)
                                                                                     =============
Net Decrease in Net Assets From Operations.........................................  $ (7,781,635)
                                                                                     =============

                                      12       See Notes to Financial Statements

                      Statement of Changes in Net Assets

                  For the Six Months Ended June 30, 1998 and
                 the Year Ended December 31, 1997  (Unaudited)

=================================================================================================
                                                              Six Months Ended          Year Ended
                                                                 June 30, 1998   December 31, 1997
--------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income.........................................   $   2,545,886       $   2,323,557
Net Realized Gain.............................................       2,529,165          15,177,147
Net Unrealized Appreciation/Depreciation During the Period....     (12,856,686)          2,900,169
                                                                 -------------       -------------
Change in Net Assets from Operations..........................      (7,781,635)         20,400,873
                                                                 -------------       -------------
Distributions from Net Investment Income......................      (1,779,595)         (2,323,557)
Distributions in Excess of Net Investment Income..............              -0-           (152,383)
                                                                 -------------       -------------
Distributions from and in Excess of Net Investment Income*....      (1,779,595)         (2,475,940)
Distributions from Net Realized Gain*.........................      (2,425,051)        (12,883,431)
                                                                 -------------       -------------
Total Distributions...........................................      (4,204,646)        (15,359,371)
                                                                 -------------       -------------
Net Change in Net Assets from Investment Activities...........     (11,986,281)          5,041,502
                                                                 -------------       -------------
From Capital Transactions:
Proceeds from Shares Sold.....................................      85,374,574         130,239,448
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.......................................       3,504,224          12,862,961
Cost of Shares Repurchased....................................     (71,457,408)        (63,666,603)
                                                                 -------------       -------------
Net Change in Net Assets from Capital Transactions............      17,421,390          79,435,806
                                                                 -------------       -------------
Total Increase in Net Assets..................................       5,435,109          84,477,308
Net Assets:
Beginning of the Period.......................................     141,947,606          57,470,298
                                                                 -------------       -------------
End of the Period
   (Including accumulated undistributed net investment
    income of $744,390 and ($21,901) respectively)............   $ 147,382,715       $ 141,947,606
                                                                 =============       =============


                                                       Six Months Ended          Year Ended
      *Distributions by Class                             June 30, 1998   December 31, 1997
      =====================================================================================
      Distributions from and in Excess of
        Net Investment Income:
        Class A Shares.............................        $   (754,964)       $ (1,094,042)
        Class B Shares.............................            (829,394)         (1,102,759)
        Class C Shares.............................            (195,237)           (279,139)
                                                           ------------        ------------
                                                           $ (1,779,595)       $ (2,475,940)
                                                           ============        ============
      Distributions from Net Realized Gain:
        Class A Shares.............................        $   (868,204)       $ (4,664,049)
        Class B Shares.............................          (1,263,468)         (6,626,846)
        Class C Shares.............................            (293,379)         (1,592,536)
                                                           ------------        ------------
                                                           $ (2,425,051)       $(12,883,431)
                                                           ============        ============

                                      13       See Notes to Financial Statements

                             Financial Highlights

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

====================================================================================================================
                                                                                                        June 9, 1994
                                                                                                    (Commencement of
                                                  Six Months                                              Investment
                                                    Ended            Year Ended December 31,          Operations) to
                                                   June 30,      ------------------------------         December 31,
Class A Shares                                       1998          1997       1996     1995 (a)             1994 (a)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.....     $  13.810      $13.008    $ 10.00     $ 9.27                $ 9.43
                                                  ---------      -------    -------     ------                ------
    Net Investment Income....................          .258         .364       .351        .27                   .23
    Net Realized and Unrealized Gain/Loss....         (.944)       2.220      3.514        .85                  (.18)
                                                  ---------      -------    -------     ------                ------
Total from Investment Operations.............         (.686)       2.584      3.865       1.12                   .05
                                                  ---------      -------    -------     ------                ------
Less:
    Distributions from and in Excess of Net
      Investment Income......................          .190         .380       .380      .2456                  .153
    Return of Capital Distribution...........           -0-          -0-        -0-      .1444                  .057
    Distributions from Net Realized Gain.....          .222        1.402       .477        -0-                   -0-
                                                  ---------      -------    -------     ------                ------
Total Distributions..........................          .412        1.782       .857        .39                   .21
                                                  ---------      -------    -------     ------                ------
Net Asset Value, End of the Period...........     $  12.712      $13.810    $13.008     $10.00                $ 9.27
                                                  =========      =======    =======     ======                ======
Total Return (b).............................        (4.93%)*     20.66%     39.82%     12.39%                .24%(c)
Net Assets at End of the Period (In millions)     $    51.9      $  51.3    $  23.3     $  8.5                $  4.6
Ratio of Expenses to Average Net Assets**             1.58%        1.77%      2.60%      2.67%                 1.26%
Ratio of Net Investment Income to Average
  Net Assets**...............................         3.98%        2.77%      3.21%      2.92%                 4.28%
Portfolio Turnover...........................           65%*        159%        97%        94%                   28%*


*Non-Annualized

**If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets                  N/A     N/A     2.61%     3.16%     3.03%
Ratio of Net Investment Income to Average
  Net Assets.................................            N/A     N/A     3.19%     2.44%     2.52%

N/A = Not Applicable

(a)   Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Total return calculated from June 30, 1994 (date the Fund's investment strategy was implemented) through December 31, 1994, non-annualized.


                                      14       See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

============================================================================================================================
                                                                                                                June 9, 1994
                                                                                                            (Commencement of
                                                      Six Months                 Year Ended                       Investment
                                                        Ended                   December 31,                  Operations) to
                                                       June 30,      ----------------------------------         December 31,
Class B Shares                                           1998         1997         1996        1995 (a)             1994 (a)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...........   $  13.800      $13.008      $ 10.00       $ 9.28           $ 9.43
                                                      ---------      -------      -------       ------           ------
  Net Investment Income............................        .208         .272         .266          .19              .20
  Net Realized and Unrealized Gain/Loss............       (.941)       2.206        3.519         .843            (.176)
                                                      ---------      -------      -------       ------           ------
 Total from Investment Operations..................       (.733)       2.478        3.785        1.033             .024
                                                      ---------      -------      -------       ------           ------
 Less:
   Distributions from and in Excess of
    Net Investment Income..........................        .142         .284         .300         .197            .1268
   Return of Capital Distribution..................         -0-          -0-          -0-         .116            .0472
   Distributions from Net Realized Gain............        .222        1.402         .477          -0-              -0-
                                                      ---------      -------      -------       ------           ------
 Total Distributions...............................        .364        1.686         .777         .313             .174
                                                      ---------      -------      -------       ------           ------
 Net Asset Value, End of the Period................   $  12.703      $13.800      $13.008       $10.00           $ 9.28
                                                      =========      =======      =======       ======           ======
 Total Return (b)..................................       (5.29%)*     19.76%       38.82%       11.37%            (.04%)(c)
 Net Assets at End of the Period (In millions).....   $    76.9      $  73.2      $  26.5       $ 12.0           $  9.1
 Ratio of Expenses to Average Net Assets**.........        2.34%        2.52%        3.37%        3.50%            1.84%
 Ratio of Net Investment Income to
   Average Net Assets**............................        3.25%        2.03%        2.39%        2.07%            3.81%
 Portfolio Turnover................................          65%*        159%          97%          94%              28%*

*Non-Annualized

**If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets............          N/A          N/A        3.39%        3.99%            3.60%
Ratio of Net Investment Income to
  Average Net Assets...............................          N/A          N/A        2.37%        1.58%            2.05%

N/A = Not Applicable

(a) Based on average shares outstanding.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) Total return calculated from June 30, 1994 (date the Fund's investment strategy was implemented) through December 31, 1994, non-annualized.

                                       15      See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

==================================================================================================================
                                                                                                      June 9, 1994
                                                                                                  (Commencement of
                                               Six Months                                               Investment
                                                 Ended                 Year Ended                   Operations) to
                                                June 30,              December 31,                    December 31,
Class C Shares                                    1998       1997         1996      1995 (a)              1994 (a)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.....  $13.790      $12.999     $ 9.99       $ 9.28                 $ 9.43
                                               -------      -------     ------       ------                -------
     Net Investment Income...................     .206         .271        .266         .20                    .22
     Net Realized and Unrealized Gain/Loss...    (.939)       2.206       3.520        .823                 (.178)
                                               -------      -------     ------       ------                -------
Total from Investment Operations.............    (.733)       2.477       3.786       1.023                   .042
                                               -------      -------     ------       ------                -------
Less:
     Distributions from and in Excess of
          Net Investment Income..............     .142         .284        .300        .197                  .1399
     Return of Capital Distribution..........      -0-          -0-         -0-        .116                  .0521
     Distributions from Net Realized Gain....     .222        1.402        .477         -0-                    -0-
                                               -------      -------     ------       ------                -------
Total Distribution...........................     .364        1.686        .777        .313                   .192
                                               -------      -------     ------       ------                -------
Net Asset Value, End of the Period...........  $12.693      $13.790     $12.999      $ 9.99                 $ 9.28
                                               =======      =======     =======      ======                =======
Total Return (b).............................  (5.29%)/*/    19.78%      38.86%       11.26%               .15%(c)
Net Assets at End of the Period (In
     millions)...............................  $  18.6      $  17.4     $   7.7      $  3.1                 $  1.3
Ratio of Expenses to Average Net Assets/**/..    2.34%        2.52%       3.38%        3.54%                 1.62%
Ratio of Net Investment Income to
     Average Net Assets/**/..................    3.27%        2.00%       2.39%        2.11%                 3.92%
Portfolio Turnover...........................      65%/*/      159%         97%          94%                28%/*/

/*/ Non-Annualized.
/**/ If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets......      N/A          N/A       3.40%        4.03%                 3.38%
Ratio of Net Investment Income to
     Average Net Assets......................      N/A          N/A       2.38%        1.62%                 2.15%

N/A = Not Applicable
(a)  Based on average shares outstanding
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) Total return calculated from June 30, 1994 (date the FundOs investment strategy was implemented) through December 31, 1994, non-annualized.


                                               See Notes to Financial Statements

                         Notes to Financial Statements

                           June 30, 1998 (Unaudited)
================================================================================

1. Significant Accounting Policies

Van Kampen Real Estate Securities Fund, formerly known as Van Kampen American Capital Real Estate Securities Fund, (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to seek long-term growth of capital by investing principally in securities of companies operating in the real estate industry. The Fund commenced investment operations on June 9, 1994.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation-Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the last bid price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

  The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

                           June 30, 1998 (Unaudited)
================================================================================

D. Organizational Costs-The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $16,000. These costs are being amortized on a straight line basis over the 60 month period ending May 31, 1999. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

  Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.

  At June 30, 1998, for federal income tax purposes cost of long- and short-term investments is $140,070,146; the aggregate gross unrealized appreciation is $6,215,988 and the aggregate gross unrealized depreciation is $4,386,824, resulting in net unrealized appreciation of $1,829,164.

F. Distribution of Income and Gains-The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

  The Fund distributes the return of capital it receives from the Real Estate Investment Trusts (the "REITs") in which the Fund invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization. As a result, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be a return of capital.

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee equal to 1.00% of the average net assets of the Fund. This fee is payable monthly. On April 23, 1998, the Board of Trustees approved a subadvisory agreement with Morgan Stanley Asset Management Inc. (the "Subadviser") to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser will pay 50% of its advisory fee to the Subadviser. This subadvisory agreement will become effective October 1, 1998.

  For the six months ended June 30, 1998, the Fund recognized expenses of approximately $2,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

  For the six months ended June 30, 1998, the Fund recognized expenses of approximately $36,800 representing Van Kampen's cost of providing accounting services to the Fund.

                           June 30, 1998 (Unaudited)
================================================================================

     Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1998, the Fund recognized expenses of approximately $91,100. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competetive market benchmarks.

     Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

     At June 30, 1998, Van Kampen owned 10,605 Class A shares and 53 Class B shares, respectively.

3. Capital Transactions

     The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

  At June 30, 1998, capital aggregated $49,501,666, $74,950,271 and $17,875,994 for Classes A, B, and C, respectively. For the six months ended June 30, 1998, transactions were as follows:

                                                                 Shares           Value
=======================================================================================
Sales:
  Class A.............................................        4,792,340    $ 63,229,710
  Class B.............................................        1,367,088      18,125,621
  Class C.............................................          306,062       4,019,243
                                                            -----------    ------------
Total Sales...........................................        6,465,490    $ 85,374,574
                                                            ===========    ============
Dividend Reinvestment:
  Class A.............................................          109,654    $  1,412,368
  Class B.............................................          131,823       1,699,964
  Class C.............................................           30,418         391,892
                                                            -----------    ------------
Total Dividend Reinvestment...........................          271,895    $  3,504,224
                                                            ===========    ============
Repurchases:
  Class A.............................................       (4,538,005)   $(59,819,823)
  Class B.............................................         (751,559)     (9,900,695)
  Class C.............................................         (131,554)     (1,736,890)
                                                            -----------    ------------
Total Repurchases.....................................       (5,421,118)   $(71,457,408)
                                                            ===========    ============

                           June 30, 1998 (Unaudited)
================================================================================

     At December 31, 1997, capital aggregated $44,679,411, $65,025,381 and
$15,201,749 for Classes A, B, and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                   Shares                  Value
================================================================================
Sales:
  Class A.....................................  5,170,889           $ 72,826,990
  Class B.....................................  3,529,184             48,022,266
  Class C.....................................    692,679              9,390,192
                                               -----------          -------------
Total Sales...................................  9,392,752           $130,239,448
                                               ===========          =============

Dividend Reinvestment:
  Class A.....................................    393,875           $  5,266,583
  Class B.....................................    458,508              6,117,855
  Class C.....................................    110,872              1,478,523
                                               -----------          -------------

Total Dividend Reinvestment...................    963,255           $ 12,862,961
                                               ===========          =============
Repurchases:
  Class A..................................... (3,640,808)          $(52,082,516)
  Class B.....................................   (721,539)            (9,824,495)
  Class C.....................................   (127,832)            (1,759,592)
                                               -----------          -------------
Total Repurchases............................. (4,490,179)          $(63,666,603)
                                               ===========          =============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                           Contingent Deferred
                                                              Sales Charge
                                                         -----------------------
Year of Redemption                                       Class B         Class C
================================================================================
First..................................................    4.00%           1.00%
Second.................................................    4.00%            None
Third..................................................    3.00%            None
Fourth.................................................    2.50%            None
Fifth..................................................    1.50%            None
Sixth and Thereafter...................................    None             None

                           June 30, 1998 (Unaudited)
================================================================================


     For the six month ended June 30, 1998, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $29,500 and CDSC on the redeemed shares of approximately $97,600. Sales charges do not represent expenses of the Fund.

4. Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $103,839,058 and $90,892,291, respectively.

5. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six month ended June 30, 1998, are payments retained by Van Kampen of approximately $336,100.

                               Van Kampen Funds

EQUITY FUNDS
Domestic
  Aggressive Equity
  Aggressive Growth
  American Value
  Comstock
  Emerging Growth
  Enterprise
  Equity Growth
  Equity Income
  Growth
  Growth and Income
  Harbor
  Pace
  Real Estate Securities
  U.S. Real Estate
  Utility
  Value
International /Global
  Asian Growth
  Emerging Markets
  Global Equity
  Global Equity Allocation
  Global Managed Assets
  International Magnum
  Latin American
FIXED-INCOME FUNDS
Income
  Corporate Bond
  Global Fixed Income
  Global Government Securities
  Government Securities
  High Income Corporate Bond
  High Yield
  High Yield & Total Return
  Limited Maturity Government
  Short-Term Global Income
  Strategic Income
  U.S. Government
  U.S. Government Trust for Income
  Worldwide High Income

Tax Exempt Income
  California Insured Tax Free
  Florida Insured Tax Free Income
  High Yield Municipal
  Insured Tax Free Income
  Intermediate Term Municipal Income
  Municipal Income
  New York Tax Free Income
  Pennsylvania Tax Free Income
  Tax Free High Income
Capital Preservation and
Senior Loan Funds
  Prime Rate Income Trust
  Reserve
  Senior Floating Rate
  Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

 . To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following: . visit our web site at www.van-kampen.com -- to view prospectuses, select Investor's Place, then Download a Prospectus

 . call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

 . e-mail us by visiting
      www.van-kampen.com and selecting Investor's Place

                    Van Kampen Real Estate Securities Fund


Board of Trustees
J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Don G. Powell*
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen* -- Chairman

Officers
Dennis J. McDonnell*
 President
Ronald A. Nyberg*
 Vice President and Secretary
Edward C. Wood, III*
 Vice President and Chief Financial Officer
Curtis W. Morell*
 Vice President and Chief Accounting Officer
John L. Sullivan*
 Treasurer
Tanya M. Loden*
 Controller
Peter W. Hegel*
Paul R. Wolkenberg*
 Vice Presidents

Investment Adviser
Van Kampen
Asset Management Inc.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Distributor
Van Kampen Funds Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent
Van Kampen
Investor Services Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian
State Street Bank
and Trust Company
225 Franklin Street,
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants
PricewaterhouseCoopers LLP
200 East Randolph Drive
Chicago, Illinois 60601



* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998 All rights reserved.

/SM/ denotes a service mark of Van Kampen Funds Inc.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares and other pertinent data. After December 31, 1998 the report must, if used with prospective investors, be accompanied by a quarterly performance update.

Van Kampen Funds Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181